Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK OF

GREENFIELD ONLINE, INC.

Pursuant to the Offer to Purchase dated September 11, 2008

THE EXPIRATION DATE AND THE WITHDRAWAL DEADLINE IS 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF WEDNESDAY, OCTOBER 8, 2008, UNLESS EXTENDED.

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below. The Depositary will not accept delivery of this Letter of Transmittal without an accompanying stock certificate. If your stock certificate(s) has been lost, destroyed, mutilated or stolen, see Instruction 10 below.

Pursuant to the Offer (as defined herein), the undersigned encloses herewith and tenders the following certificate(s) representing shares of common stock of Greenfield Online, Inc.:

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections.	DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed.)
	Certificate No(s)	Number of Shares

TOTAL SHARES

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE EITHER THE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL OR AN APPLICABLE IRS FORM W-8. SEE INSTRUCTION 9 BELOW.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFER DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, INNISFREE M&A INCORPORATED, AT (888) 750-5834 (TOLL-FREE).

You have received this Letter of Transmittal in connection with the offer of Crisp Acquisition Corporation, a Delaware corporation (the “Purchaser”) and direct wholly owned subsidiary of Microsoft Corporation, a Washington corporation (“Microsoft”), to purchase all outstanding shares of Greenfield Online, Inc., a Washington corporation (“Greenfield”), at a price of $17.50 per Share (as defined below), net to the tendering stockholder in cash, without interest thereon and less any required withholding taxes, as described in the Offer to Purchase, dated September 11, 2008 (the “Offer to Purchase”).

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), shares of common stock, par value $0.0001, of Greenfield (the “Shares”) represented by stock certificates for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you may use this Letter of Transmittal or you may use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares are referred to as “Certificated Stockholders.”

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to DTC will not constitute delivery to the Depositary.

IMPORTANT: A SIGNED LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

IF SHARE CERTIFICATES (AS DEFINED HEREIN) OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN THAT SHOWN AT THE BEGINNING OF THIS FORM OR ARE TO BE SENT TO AN ADDRESS OTHER THAN THAT SHOWN AT THE BEGINNING OF THIS FORM, PLEASE CHECK THE BOX AND COMPLETE THE FOLLOWING INFORMATION:  ☐

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificates not tendered or not accepted for payment and/or the check(s) for the purchase price of the Shares accepted for payment are to be issued in the name of someone other than the undersigned.

Issue: ☐ Check and/or ☐ Share Certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

EMPLOYER IDENTIFICATION, TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if Share Certificates not tendered or not accepted for payment and/or check(s) for the purchase price of the Shares accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than shown on the top of this form.

Deliver: ☐ Check and/or ☐ Share Certificate(s) to:

Name:
(Please Print)

Address:

(Include Zip Code)

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY,

SIGN AND COMPLETE THIS LETTER OF TRANSMITTAL AND

THE ENCLOSED SUBSTITUTE FORM W-9

Ladies and Gentlemen:

The undersigned hereby tenders to Crisp Acquisition Corporation, a Delaware corporation (the “Purchaser”) and a direct wholly owned subsidiary of Microsoft Corporation, a Washington corporation (“Microsoft”), the above-described shares of common stock, par value $0.0001 per share (the “Shares”), of Greenfield Online, Inc., a Delaware corporation (“Greenfield”), pursuant to the Purchaser’s offer to purchase all outstanding Shares at $17.50 per Share, net to the seller in cash, without interest thereon and subject to applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 11, 2008 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”). The Offer expires at 12:00 Midnight, New York City time, at the end of Wednesday, October 8, 2008, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”).

Subject to the terms and conditions of the Offer (including the terms and conditions of any extension or amendment to the Offer) and effective upon the Purchaser’s acceptance of and payment for the Shares validly tendered (the “Acceptance Time”) in accordance with the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, on or after the Acceptance Time, all right, title and interest in and to the Shares tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares (collectively, “Distributions”). In addition, the undersigned hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) as the true and lawful agent and attorney-in-fact and proxy of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the fullest extent of such stockholder’s rights with respect to such Shares and any Distributions, to, on or after the Acceptance Time, (a) deliver certificates representing the Shares (the “Share Certificates”), or transfer ownership of such Shares or Distributions on the account books maintained by The Depositary Trust Company (“DTC”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares, Distributions and any applicable Share Certificates for the transfer of such Shares on Greenfield’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of the Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby, which have been accepted for payment and with respect to any Distributions. The designees of the Purchaser will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Greenfield’s stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser’s acceptance for payment of such Shares, the Purchaser must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby, and when the same are accepted for payment and paid for by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and the same will not be subject to any adverse claim. The undersigned also represents and warrants that (a) the undersigned is the registered owner of the Shares, or (b) that the Share Certificate(s) have been endorsed to the undersigned in blank or (c) the undersigned is a participant in DTC whose name appears on a security position listing participant as the owner of the Shares. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary, Microsoft or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment and pay for any of the Shares tendered hereby. Under such circumstances, the undersigned understands that, in the case of Shares evidenced by Share Certificates, any Share Certificate(s) for Shares not accepted for payment and paid for will be returned to the undersigned at the address indicated above. In the case of Shares not evidenced by certificates and held in an investment account, the Depositary will cancel the tender order and no Shares will be withdrawn from the account. The undersigned also understands that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, until ownership of such Shares is validly transferred on the account books maintained by DTC, and such Shares are processed for payment by the Depositary. It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or the Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)).

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and the obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the acceptance for payment by the Purchaser of the Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated herein under “Special Issuance Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing the Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Name(s) and Address of Registered Holder(s).” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing the Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Name(s) and Address of Registered Holder(s).” In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing the Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Issuance Instructions to transfer any Shares from the name of the registered owner thereof if the Purchaser does not accept for payment any of the Shares so tendered.

SIGN HERE

(See Instructions 1 and 5)

SIGNATURE(S) OF STOCKHOLDERS

DATED:	, 2008

Must be signed by registered holder(s) exactly as name(s) appear on first page. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information and see Instruction 5. For information concerning signature guarantees, see Instruction 1.

NAME(S)

CAPACITY (full title)

ADDRESS

AREA CODE AND TELEPHONE NO.

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only; see Instructions 1 and 5)

NAME OF FIRM:

ADDRESS:

AUTHORIZED SIGNATURE:

NAME:

AREA CODE AND TELEPHONE NO.:

DATE: , 2008

Please place medallion guarantee in the space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing the participant as the owner of the Shares) of the Shares tendered herewith and such registered owner has not completed the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Share Certificates or Book-Entry Confirmations.    This Letter of Transmittal is to be completed by stockholders if either (a) the Share Certificates are to be forwarded herewith or, (b) unless an Agent’s Message is utilized, tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. A manually executed facsimile copy of this document may be used in lieu of the original. The Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of the Shares tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, unless an Agent’s Message in the case of a book-entry transfer is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Please do not send your Share Certificates directly to the Purchaser, Microsoft, Greenfield, or Greenfield’s transfer agent, Registrar and Transfer Company.

Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date, and (c) the Share Certificates representing all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such Shares), as well as a Letter of Transmittal (or a manually executed facsimile copy thereof), properly completed and duly executed with any required signature guarantees (unless, in the case of a book-entry transfer, an Agent’s Message is utilized), and all other documents required by this Letter of Transmittal must be received by the Depositary within three NASDAQ Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or manually executed facsimile copy thereof) must accompany each delivery of Share Certificates to the Depositary.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares, which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually executed facsimile copy thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to the validity, form and eligibility of the surrender of any Share Certificate hereunder will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding. The Purchaser reserves the right to waive any irregularities or defects in the surrender of any Shares or Share Certificate(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. The Purchaser and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.    Partial Tenders (Applicable to Certificated Stockholders Only).    If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the column titled “Number of Shares” in the box titled “Description of Shares Surrendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile copies thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of the Share Certificates or separate stock powers are required unless payment is to be made to, or the Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6.    Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if the Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if the tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

7.    Special Payment and Delivery Instructions.    If a check is to be issued in the name of, and/or the Share Certificates representing the Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Name(s) and Address of Registered Holder(s)” above, the appropriate boxes on this Letter of Transmittal should be completed.

8.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to Innisfree M&A Incorporated, the information agent for the Offer (the “Information Agent”), at its address and telephone numbers set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at the Purchaser’s expense.

9.    Important Tax Information.    Under U.S. federal income tax law, the Depositary (as payor) may be required to backup withhold a portion of any payment made to a stockholder whose surrendered Shares are accepted for purchase. To avoid such backup withholding, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary with the stockholder’s correct tax identification number (“TIN”) and certify that it is not subject to backup withholding on Internal Revenue Service (“IRS”) Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal or otherwise establish a basis for exemption from backup withholding. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding (currently imposed at a rate of 28%) of a portion of all payments of the purchase price. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment. Backup withholding is not an additional tax. A stockholder subject to backup withholding will be allowed a credit of the amount withheld against such stockholder’s U.S. federal income tax liability and, if backup withholding tax results in an overpayment of U.S. federal income tax, such stockholder may be entitled to a refund, provided that the requisite information is correctly furnished to the IRS in a timely manner.

U.S. Stockholders

To prevent backup withholding with respect to payments made to a U.S. stockholder pursuant to the Offer, the U.S. stockholder is required to timely notify the Depositary of the U.S. stockholder’s TIN by completing the enclosed Substitute Form W-9, certifying (1) that the TIN provided on the Substitute Form W-9 is correct, (2) that the stockholder is not subject to backup withholding because (a) the U.S. stockholder is exempt from backup withholding, (b) the U.S. stockholder has not been notified by the IRS that the U.S. stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the U.S. stockholder that the U.S. stockholder is no longer subject to backup withholding and (3) the U.S. stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

Each U.S. stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which TIN to report. If a U.S. stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such U.S. stockholder must write “Applied For” in Part 1 of the Substitute Form W-9 and submit the Substitute Form W-9 to the Depositary. Notwithstanding that such Substitute Form W-9 is submitted to the Depositary, if the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price to such stockholder.

Certain U.S. stockholders (including, among others, all corporations) are not subject to the backup withholding and reporting requirements described in this Instruction 9. To avoid possible erroneous backup withholding, a U.S. stockholder that is exempt from backup withholding should submit a complete and accurate Substitute Form W-9 by checking the “NOT subject to backup withholding” box, and sign, date and return the form to the Depositary.

Non-U.S. Stockholders

A stockholder who is not a U.S. person for U.S. federal income tax purposes should submit to the Depositary the appropriate IRS Form W-8, a copy of which may be obtained from the Depositary upon request or the IRS website at www.irs.gov, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate.

All stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and information reporting requirements and to determine which form should be used to avoid backup withholding.

10.    Lost, Destroyed, Mutilated or Stolen Share Certificates.    If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder must promptly notify Greenfield’s stock transfer agent, Registrar and Transfer Company, at 1-800-368-5948 (toll free). The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. The stockholder must obtain a replacement Share Certificate prior to tendering his, her or its Shares. The Depositary will not accept a Letter of Transmittal without an accompanying Share Certificate(s). This Letter of Transmittal and related documents cannot be processed by the Depositary until the procedures for replacing lost, destroyed, mutilated or stolen Share Certificates set forth above have been followed.

11.    Waiver of Conditions.    Subject to the terms and conditions of the Agreement and Plan of Merger, dated August 29, 2008, by and among Microsoft, the Purchaser and Greenfield and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer (other than the Minimum Tender Condition, as defined in the Offer to Purchase, which may not be waived without the prior written consent of Greenfield) may be waived by the Purchaser and Microsoft in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT:    THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL U.S. STOCKHOLDERS

(See Instruction 9)

PAYOR’S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

SUBSTITUTE FORM W-9	Name (please print) Address (Number and Street)
Department of the Treasury Internal Revenue Service	(City) (State) (Zip Code)

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 Taxpayer Identification Number—Please provide your taxpayer identification number (TIN) in the box at right and certify by signing and dating below. If awaiting TIN, please write “Applied For.” See enclosed Guidelines.	TIN (Social Security Number or Employer Identification Number)

Part 2 Payees Exempt from Backup Withholding—Check the box if you are exempt from backup withholding (see enclosed Guidelines). ☐

Part 3 Certification–Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE: DATE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:	Give the NAME and SOCIAL SECURITY or EMPLOYER IDENTIFICATION number of—
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity	The owner(3)

For this type of account:	Give the NAME and EMPLOYER IDENTIFICATION number of—
6. A valid trust, estate, or pension	The legal entity(4)

7. Corporate or LLC electing corporate status on Form 8832	The corporation

8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9. Partnership or multi-member LLC	The partnership

10. A broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number (“SSN”), that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	Show the name of the owner. Use either the owner’s SSN or employer identification number (“EIN”) (if the owner has one). If you are a sole proprietor, the IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

(PAGE 2)

How to Get a TIN

To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses. Use Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Form SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the Substitute Form W-9 and submit the Substitute Form W-9 to the Depositary.

Writing “Applied For” in Part 1 on the form means that you have already applied for a TIN or that you intend to apply for one soon. As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form and return it to the payor. If the payor is not provided with a TIN by the time of payment, the payor will withhold a portion of all payments of the purchase price to such stockholder.

Payees Exempt From Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations generally are exempt from backup withholding.

Exempt Payees. Backup withholding is not required on any payments made to the following payees:

(1)	An organization exempt from tax under Internal Revenue Code section 501(a), any IRA, or a custodial account under Internal Revenue Code section 403(b)(7) if the account satisfies the requirements of Internal Revenue Code section 401(f)(2).
(2)	The United States or any of its agencies or instrumentalities.
(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(4)	A foreign government or any of its political subdivisions, agencies, or instrumentalities.
(5)	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

(6)	A corporation.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)	A real estate investment trust.
(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12)	A common trust fund operated by a bank under Internal Revenue Code section 584(a).
(13)	A financial institution.
(14)	A middleman known in the investment community as a nominee or custodian.
(15)	A trust exempt from tax under Internal Revenue Code section 664 or described in Internal Revenue Code section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE EXEMPT, ENTER YOUR CORRECT TIN IN PART 1, CHECK THE “EXEMPT” BOX IN PART 2, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 28% of any taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payor. Certain penalties may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

Manually executed facsimiles of this Letter of Transmittal, properly completed, will be accepted. This Letter of Transmittal and certificates evidencing Shares and any other required documents should be sent or delivered by each stockholder or its, his or her broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below:

The Depositary for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders Call Toll-Free: (888) 750-5834

Banks and Brokers Call Collect: (212) 750-5833

The Dealer Manager for the Offer is:

30 Rockefeller Plaza

New York, New York 10020

(212) 632-6211